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                                                                   EXHIBIT 99(a)

                                   DETACH CARD



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BRUSH WELLMAN INC. -- PROXY
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Gordon D. Harnett, or if he is unable or unwilling to act, then Michael C. Hasychak, with full power of substitution, to vote and act for and in the name of the undersigned as fully as the undersigned could vote and act if personally present at the annual meeting of shareholders of Brush Wellman Inc. to be held on May 2, 2000 and at any adjournment or postponement thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN
PROPOSAL 1 AND RECOMMENDS VOTES "FOR" PROPOSALS 2 AND 3.


1.       ELECTION OF DIRECTORS.

         [ ] FOR all nominees listed below (except as indicated to the contrary below)

         [ ]      WITHHOLD AUTHORITY to vote for the nominees listed below

         Nominees:  Gordon D. Harnett, William P. Madar and David H. Hoag

         Instruction: To withhold authority to vote for any nominees, write those nominees' names in the space provided below.


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2.       REORGANIZATION OF BRUSH WELLMAN INC.'S CORPORATE STRUCTURE.

         [ ]   FOR                 [ ]   AGAINST                [ ]   ABSTAIN


3.       CONFIRMING THE APPOINTMENT OF ERNST & YOUNG LLP AS
         INDEPENDENT AUDITORS OF BRUSH WELLMAN INC. AND BRUSH
         ENGINEERED MATERIALS INC.

         [ ]   FOR                 [ ]   AGAINST                [ ]   ABSTAIN


4. In accordance with his judgment upon any other matter properly presented.

                   (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)



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                                   DETACH CARD

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(CONTINUED FROM THE OTHER SIDE)


PROXY NO.                          SHARES


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF DIRECTIONS ARE NOT INDICATED, WILL BE VOTED "FOR" THE ELECTION OF
DIRECTORS AND "FOR" PROPOSALS 2 AND 3.


                                           Dated                         , 2000
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                                           ------------------------------------
                                           Signature


                                           ------------------------------------
                                           Signature


                                           ------------------------------------
                                           Title

                                           NOTE: Please sign exactly
                                           as the name appears hereon.
                                           When signing as attorney,
                                           executor, administrator,
                                           trustee or guardian, please
                                           add your title as such.

PLEASE SIGN, DATE AND RETURN YOUR VOTING CARD PROMPTLY IN THE
ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE.



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                                   DETACH CARD

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CONFIDENTIAL VOTING INSTRUCTIONS TO THE NORTHERN TRUST COMPANY,
TRUSTEE UNDER THE BRUSH WELLMAN INC. PAYSOP

Pursuant to section 6.8 of the Brush Wellman Inc. Savings and Investment Plan, the undersigned, as a participant in the Plan, hereby directs the Trustee to vote (in person or by proxy) all shares of Common Stock of Brush Wellman Inc. credited to the undersigned's PAYSOP Contribution Account under the Plan on the record date for the annual meeting of shareholders of Brush Wellman Inc. to be held on May 2, 2000 and at any adjournment or postponement thereof, on the following matters as checked below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN
PROPOSAL 1 AND RECOMMENDS VOTES "FOR" PROPOSALS 2 AND 3.


 1.      ELECTION OF DIRECTORS.

         [ ] FOR all nominees listed below (except as indicated to the contrary below)

         [ ]      WITHHOLD AUTHORITY to vote for the nominees listed below

         Nominees:  Gordon D. Harnett, William P. Madar and David H. Hoag

         Instructions: To withhold authority to vote for any nominees, write those nominees' names in the space provided below.



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2.       REORGANIZATION OF BRUSH WELLMAN INC.'S CORPORATE STRUCTURE.

         [ ]   FOR                 [ ]   AGAINST                [ ]   ABSTAIN


3.       CONFIRMING THE APPOINTMENT OF ERNST & YOUNG LLP AS
         INDEPENDENT AUDITORS OF BRUSH WELLMAN INC. AND BRUSH
         ENGINEERED MATERIALS INC.

         [ ]   FOR                 [ ]   AGAINST                [ ]   ABSTAIN


4. In accordance with his judgment upon any other matter properly presented.

                  (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)


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                                   DETACH CARD




(CONTINUED FROM THE OTHER SIDE)

PLEASE SIGN EXACTLY AS THE NAME APPEARS BELOW. THE TRUSTEE SHALL
NOT VOTE SHARES OF THE COMPANY FOR WHICH IT DOES NOT RECEIVE
INSTRUCTIONS.

THIS CONFIDENTIAL VOTING INSTRUCTIONS CARD WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL OF THE TRUSTEE. THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED AS DIRECTED, OR IF DIRECTIONS ARE NOT INDICATED BUT THIS CARD IS EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.


                                           Dated                         , 2000
                                                -------------------------

                                           ------------------------------------
                                           Signature


                                           ------------------------------------
                                           Signature


                                           ------------------------------------
                                           Title

                                           NOTE: Please sign exactly
                                           as the name appears hereon.
                                           When signing as attorney,
                                           executor, administrator,
                                           trustee or guardian, please
                                           add your title as such.



PLEASE SIGN, DATE AND RETURN YOUR VOTING CARD PROMPTLY IN THE
ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE.

                                   DETACH CARD
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CONFIDENTIAL VOTING INSTRUCTIONS TO THE NORTHERN TRUST COMPANY,
TRUSTEE UNDER THE BRUSH WELLMAN INC. SAVINGS AND INVESTMENT PLAN.

Pursuant to section 6.8 of the Brush Wellman Inc. Savings and Investment Plan, the undersigned, as a participant in the Plan, hereby directs the Trustee to vote (in person or by proxy) all shares of Common Stock of Brush Wellman Inc. credited to the undersigned's account (other than shares credited under the PAYSOP Contribution Account) under the Plan on the record date for the annual meeting of shareholders of Brush Wellman Inc. to be held on May 2, 2000 and at any adjournment or postponement thereof, on the following matters as checked below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN
PROPOSAL 1 AND RECOMMENDS VOTES "FOR" PROPOSALS 2 AND 3.


 1.      ELECTION OF DIRECTORS.

         [ ] FOR all nominees listed below (except as indicated to the contrary below)

         [ ]      WITHHOLD AUTHORITY to vote for the nominees listed below

         Nominees:  Gordon D. Harnett, William P. Madar and David H. Hoag

         Instructions: To withhold authority to vote for any nominees, write those nominees' names in the space provided below.


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2.       REORGANIZATION OF BRUSH WELLMAN INC.'S CORPORATE STRUCTURE.

         [ ]   FOR                 [ ]   AGAINST                [ ]   ABSTAIN


3.       CONFIRMING THE APPOINTMENT OF ERNST & YOUNG LLP AS
         INDEPENDENT AUDITORS OF BRUSH WELLMAN INC. AND BRUSH
         ENGINEERED MATERIALS INC.

         [ ]   FOR                 [ ]   AGAINST                [ ]   ABSTAIN


4. In accordance with his judgment upon any other matter properly presented.

                   (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)


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                                   DETACH CARD


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(CONTINUED FROM THE OTHER SIDE)

PLEASE SIGN EXACTLY AS THE NAME APPEARS BELOW.  THE TRUSTEE SHALL
VOTE SHARES OF THE COMPANY FOR WHICH IT DOES NOT RECEIVE
INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT RECEIVES VOTING INSTRUCTIONS.

THIS CONFIDENTIAL VOTING INSTRUCTIONS CARD WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL OF THE TRUSTEE. THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED AS DIRECTED, OR IF DIRECTIONS ARE NOT INDICATED BUT THIS CARD IS EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

                                           Dated                         , 2000
                                                -------------------------

                                           ------------------------------------
                                           Signature


                                           ------------------------------------
                                           Signature


                                           ------------------------------------
                                           Title

                                           NOTE: Please sign exactly
                                           as the name appears hereon.
                                           When signing as attorney,
                                           executor, administrator,
                                           trustee or guardian, please
                                           add your title as such.

PLEASE SIGN, DATE AND RETURN YOUR VOTING CARD PROMPTLY IN THE
ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE.